关于认购 Liqtech International 公司增发股票（NYSE MKT: LIQT）的协议
AGREEMENT FOR THE PURCHASE OF COMMON STOCK IN
LIQTECH INTERNATIONAL INC. – NYSE MKT: LIQT

Between:

湖南永清投资集团
Hunan Yonker Investment Group Co., Ltd
Changsha Bio&Infomation Industry Park
Hunan(Liuyang 319 national way)

And

LiqTech International Inc.
Industriparken 22C
2750 Ballerup
Denmark

Liqtech International公司同意以非公开发行的方式向湖南永清投资集团有限公司发行普通股4,000,000股，每股售价1.00美元。湖南永清投资集团有限公司同意以该条件购买该数量Liqtech International公司股票。

On the Closing Date, LiqTech agrees to sell, and Yonker agrees to purchase 4,000,000 shares of the Company's common stock at a purchase price of USD $1.00.

该交易应在2016年12月31日前，或在取得中、美两国相关审批后立即完成。审批手续应不晚于2017年2月28日前完成。

The closing of the sale and purchase of the shares shall be held no later than December 31, 2016, or at the soonest time as Yonker have obtained necessary approvals from American and Chinese authorities. The approval from authorities is expected to be obtained no later than February 28, 2017.

日期

Date:

Hunan Yonker Investment Group Co., Ltd
Chairman - Liu Zhengjun

日期

Date:

LiqTech International Inc.
Chairman – Aldo Petersen